SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 4, 2002

PerkinElmer, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-5075 (Commission File Number)	04-2052042 (IRS Employer Identification No.)

45 William Street, Wellesley, Massachusetts (Address of Principal Executive Offices)		02481 (Zip Code)

Registrant’s telephone number, including area code: (781) 237-5700

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 9. Regulation FD Disclosure.

     PerkinElmer, Inc., a Massachusetts corporation, is filing this current report on Form 8-K for the purpose of filing with the Securities and Exchange Commission presentation materials relating to its planned private placement of senior subordinated notes announced on November 29, 2002. PerkinElmer and the initial purchasers in the planned private placement intend to use these materials in presentations to prospective subsequent purchasers of the senior subordinated notes. Page 39 of these materials includes a confirmation of our previously announced earnings forecast for 2002 and a preliminary earnings forecast for 2003.

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FORWARD LOOKING STATEMENTS

     This current report on Form 8-K contains forward-looking statements that are based on current expectations, estimates, forecasts and projections about our company, the industries in which we operate and other matters, as well as management’s beliefs and assumptions and other statements regarding matters that are not historical facts. These statements include, in particular, statements about our projected and forecasted financial and operational performance, cost savings, including cost savings estimated in connection with the combination of our Life Sciences and Analytical Instruments businesses, revenue opportunities and the sources and uses of funds for our proposed refinancing our existing debt. For example, when we use words such as “projects,” “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “should,” “would,” “could” or “may,” variations of such words or other words that convey uncertainty of future events or outcome, we are making forward-looking statements. Our forward-looking statements are subject to risks and uncertainties. You should note that many important factors could affect us in the future and could cause results to differ materially from those expressed in our forward-looking statements, including risks related to our debt levels, our ability to comply with the financial covenants in our credit agreements, our ability to complete our proposed refinancing of our existing debt, demand for and market acceptance of our existing and our new products, a downturn in our customers’ markets, international operations, our ability to integrate acquired businesses and licensed technologies into our existing business, risks associated with the integration of our Life Sciences and Analytical Instruments businesses and competition. For a discussion of some of these factors, please read carefully the information under the caption “Forward-Looking Information and Factors Affecting Future Performance” in our most recently filed quarterly report on Form 10-Q.

     This current report on Form 8-K also contains estimates made by third parties and by us relating to market size and growth and other industry data, including our ranking within our markets. These estimates involve a number of assumptions and limitations, and investors are cautioned not to give undue weight to such estimates. We have not independently verified the accuracy of the estimates made by third parties. In addition, projections, assumptions and estimates of our future performance and the future performance of the industries in which we operate are necessarily subject to a high degree of uncertainty and risk due to a variety of factors, including those described under the caption “Forward-Looking Information and Factors Affecting Future Performance” in our most recently filed quarterly report on Form 10-Q. These and other factors could cause results to differ materially from those expressed in the estimates made by third parties.

PRESENTATION MATERIALS

     The following are the presentation materials discussed above relating to our planned private placement of senior subordinated notes:

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$225 Million Senior Subordinated Notes due 2012

Safe Harbor This presentation contains "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements contained in this presentation that relate to prospective events or developments are deemed to be forward-looking statements. Words such as "believes," "anticipates," "plans," "expects," "will" and similar expressions are intended to identify forward-looking statements. There are a number of important factors that could cause actual results or events to differ materially from those indicated by these forward-looking statements, including risks related to our debt levels, our ability to comply with the financial covenants contained in our credit agreements, a downturn in our customers' markets, our failure to introduce new products in a timely manner, risks related to our international operations, our inability to integrate acquired businesses into our existing business, competition and other factors which we describe under the caption "Forward-Looking Information and Factors Affecting Future Performance" in our quarterly report on Form 10-Q for the quarter ended September 29, 2002. We disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this presentation. Restricted distribution. This document may contain information which is material and non-public. Recipients of this document agree to hold such material as confidential and treat it appropriately under federal securities laws.

The Offering

Management Team Greg Summe CEO Rob Friel Senior VP and CFO

Overview of PerkinElmer, Inc.

Strengthen leadership and organization Drive productivity and quality Exit defense businesses Consolidate leading market positions Rationalize facilities and processes Increase productivity Phase III Leveraging Health Sciences 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 55 45 West North 56% Health Sciences Health sciences focus positions PerkinElmer ... .... in attractive markets Forming a Commercial Enterprise Phase I 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 15 85 West North 10% Health Sciences Expand capabilities through acquisition Divest non-core businesses Phase II Focusing the Portfolio 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 70 30 West North 30% Health Sciences 1998 2000 2002

.... create a solid credit profile PerkinElmer's key strengths ... Broad portfolio of products and end markets ... increasingly focused on health sciences applications Fourth largest provider of essential tools for life and analytical sciences .... Comprehensive worldwide sales and service organization .... Installed base of 127,000 instruments Significant ongoing opportunity for substantial cost productivity Experienced management team

Serving a broad range of premier customers ... .... with essential technologies Life and Analytical Sciences Opto- electronics Fluid Sciences

PerkinElmer has strong market positions ... .... in many of its businesses #1 in High Throughput Screening #1 in Neo- & Pre-natal Screening #1 in Atomic Absorption #1 in Inductively Coupled Plasma #2 in UV-Vis Molecular Spectroscopy #2 in Infrared Spectroscopy #2 in liquid handling and sample prep #1 in amorphous silicon panels for digital x-ray systems #1 in Cermax? xenon lighting for endoscopy #1 in flash tubes for photography #1 in metallic seals, dynamic seals, and solenoid valves for aerospace #1 in semiconductors fab sealing #1 in pneumatic joints for aerospace and power generation #2 in pedestals for semiconductor equipment Source: The Parthenon Group and Company estimates. 45% of Total Revenue

PerkinElmer end markets centered on ... By Business Organization .... combination of stable industrial and health sciences applications By Customer Application LTM Revenue - $1.5 Billion Life and Analytical Sciences Optoelectronics Fluid Sciences East 66 21 13 Optoelectronics 21% Fluid Sciences 13% Life and Analytical Sciences 66% Health Sciences General Industrial East 56 44 Chemical Aerospace Semiconductors Defense Consumer Products Drug Discovery Tools Pharmaceutical Manufacturing Biomedical Components Environmental Testing Genetic Screening

PerkinElmer is ... .... a leading industry player in life and analytical sciences Source: SDI Revenue Market Share Applera 1.72 0.0811 ThermoElectron 1.23 0.058 Agilent 1.1 0.0519 PerkinElmer 1.02 0.0481 Waters 0.85 0.0401 Amersham 0.73 0.0344 Shimadzu 0.61 0.0288 Hitachi 0.54 0.0255 Varian 0.48 0.0226 JEOL 0.45 0.0212 $22 Billion Industry with more than 150 players Top 10 companies comprised 41% of industry revenues in 2001

.... creates strong customer relationships Global sales and service platform ... Comprehensive Solution 125 countries, 45 direct 2,000 sales and service professionals Established international logistics 1,500+ orders per day 93% overnight Strategy Provide single point of customers' contact Promote senior level selling Expand value-added services Increase coverage of non-PKI Instruments Customer Coverage Expertise and Quality Broad range of technology Cross-trained personnel Rapid response Cost-effective Installed Base 127,000 $190mm Service Revenues Maintenance and repair Compliance and validation Application Training Protocol development

Sales of service and consumables ... .... provide significant recurring cash flow Recurring revenue consists of sales from: Reagents and consumables Service of installed instruments Multi-year contracts with customers Life and Analytical Sciences 35% - consumables and reagents 19% - service Optoelectronics 12% - from multi-year contracts Fluid Sciences 70% - from multi-year contracts ($ in Millions) PF Revenue 2001 2002E 2003F Recurring Revenue 707 715 739 Total Revenue 892 777 770 $1,493 $1,495 - $1,525 $1,599 2001 2002E 2003F Recurring 133 106 117 Total 168 47.5 74 $154 $185-$200 $301 PF EBITDA (a) (a) Management Estimates. PF Gross Profit 2001 2002E 2003F Recurring 325 327 343 Total 418.3 294.1 303 $621 $635-$655 $743

Company Overview: Life and Analytical Sciences

PerkinElmer Life Sciences & Analytical Instruments ... .... a $1 billion market leader Analytical Instruments Outstanding sales and distribution platform and global brand recognition Life Sciences 33% 33% Pharmaceutical Academia Clinical Environmental General Industrial East 35 20 10 10 25 Americas Europe Asia East 50 35 15 Academia Pharmaceutical Genetic Screening Environmental General Industrial Essential drug discovery tools Pharmaceutical, biotech and academic end markets Genetic screening instruments, reagents and software Tools to test identity and composition of organic and inorganic materials Pharmaceutical manufacturing, environmental, food and beverage and chemical markets

Life Sciences industry fundamentals provide ... Growth Drivers Drugs worth $11.7 billion in 2000 sales are expected to lose patent protection between 2003 and 2005 Increased R&D spend required to drive innovation Technological advances i.e., Human Genome project and computer speed Pharma / Biotech / Academic Clinical Customer Requirements More robust target identification and validation Faster assay and lower cost HTS solutions Better lead optimization Improved secondary screening Molecular diagnostics Linkage to therapeutics Geographic expansion Patient advocacy and aging demographics Cutting edge, clinically- relevant assays Quality and reliability Greater efficiency and automation Expanded informatics .... foundation for future growth

PerkinElmer's Life Sciences capabilities ... .... are well positioned to meet customer requirements Pharma & Biotech Academia Genetic Screening East 40 40 20 Academia Drug Discovery 80% World leader in High Throughput Screening Scalable liquid handling and sample prep offerings Broad range of chemistries Bioinformatic capabilities Drug Discovery Genetic Screening World leader in pre and neonatal screening Complete solutions for sample collection, data processing, report generation Molecular diagnostic screening tools for multiple stages of life

Our core skills and capabilities are critical foundation ... .... for complete lab solutions Informatics Liquid Handling & Sample Prep Chemistry Detection Applications High Throughput Screening Noninvasive Prenatal Screening Gene Expression Analysis Neonatal Screening Live Cell Imaging Sample Preparation Protein Analysis Global Operations and Supply Chain Extensive Global Sales & Service Capability Strong Applications and R&D Resources

PerkinElmer has strong market positions ... GS Neogen 0.04464 Abbot 0.0558 DPC 0.0669 Bio-Rad 0.07813 PerkinElmer 0.28 HTS Tecan 0.065 AP Biotech 0.075 Promega 0.099 Molecular Devices 0.111 PerkinElmer 0.228 .... in key segments of life sciences GS Apogent 0.06 Zymark 0.07 PerkinElmer 0.16 Beckman Coulter 0.19 Tecan 0.2 PerkinElmer 28% PerkinElmer 23% Molecular Devices Thermo Electron Amersham Tecan PerkinElmer 16% Tecan Beckman Coulter Zymark Apogent BioRad DPC Abbott Neogen Source: The Parthenon Group and the Company.

Analytical Instruments' diverse end markets ... New EPA regulations Emerging market infrastructure (e.g., China) Air/water quality concerns Bioterrorism threats Cost pressures Industry consolidation Globalization of customers and supplies Regulatory method compliance Instrument ease-of-use and training Higher productivity and sample throughput Strong global relationships with key suppliers Productivity/reliability Knowledge of industry needs Pharmaceutical Environmental General Industrial Growth Drivers Customer Requirements Requirements Requirements Requirements Requirements Depleting drug pipelines Increased FDA regulatory pressures Urgency to reduce cost and poor quality Integrated solutions to accelerate discovery Fully compliant products and services Automated, on-line QA/QC techniques .... provide broad opportunities

Analytical Instruments is well positioned ... Pharmaceutical Environmental Testing General Industrial East 30 20 50 Environmental Testing General Industrial Pharmaceutical Complete proteomics offering, including high performance mass spectroscopy Broadest suite of compliant solutions in the industry Workflow integration and innovative technologies Pharmaceutical General Industrial Global sales and service Key account management program Broad range of complete analytical services Applications expertise .... in key end markets Environmental Testing Market leader in emerging and developing regions Broad range of capabilities #1 in Atomic Absorption #1 in Inductively Coupled Plasma #2 in UV-Vis

PerkinElmer has strong market positions ... GS Hitachi 0.049 Shimadzu 0.058 ThermoElectron 0.1 Varian 0.171 PerkinElmer 0.351 .... in major segments of analytical sciences PerkinElmer 35% Varian Thermo Electron Shimadzu Hitachi GS Horiba 0.11 ThermoElectron 0.23 PerkinElmer 0.292 PerkinElmer 29% Thermo Electron Horiba GS Foss 0.059 Jasco 0.07 Bruker 0.08 PKI 0.179 ThermoElectron 0.239 PerkinElmer 18% Thermo Electron Jasco Foss Bruker GS Varian 0.049 ThermoElectron 0.049 Bruker 0.069 PKI 0.092 Danaher 0.111 PerkinElmer 18% Danaher Thermo Electron Hitachi Shimadzu Source: The Parthenon Group.

Company Overview: Optoelectronics

Lighting Sensors .... attractive markets and stable revenue stream Sensors Lighting Digital Imaging East 33 44 22 Lighting 44% Sensors 33% Digital Imaging 22% Revenues by Products Optoelectronics has ... Digital imaging components for medical diagnostics and inspection systems Optical sensors used in life sciences instruments, patient monitoring systems and smart weaponry Specialty lighting components for digital and analog cameras and medical endoscopy Digital Imaging 2002E Revenues - $323 million

Optoelectronics growth drivers ... Instrument OEMs pushing outsourcing Technology evolution allows differentiation of optical components Digitization of imaging modalities Demand for rich, transportable images Desire for remote diagnostics Digitization (cameras, projectors, etc.) Intelligent devices need more sensing capability Security concerns High performance optical detection (photon counting) Sub-system development capabilities Larger detector sizes (40cm) Higher resolutions Faster frame rates (30 frames/sec video) Low cost Broad product lines Strong applications support Medical Imaging Industrial Smart Devices Growth Drivers Customer Requirements Biotech Imaging .... focused on biomedical market opportunity

PerkinElmer's optoelectronics capabilities ... Industrial Smart Dev. Biomedical East 40 25 35 Industrial Lighting 40% Industrial Smart Devices 25% Biomedical 35% 2002E Revenues by End Markets Medical Imaging Turnkey detector solutions True 41cm capability Highest industry volumes (best fab economics) Biotech Imaging Broad range of detectors & emitters Value added sub-system capabilities Industrial Smart Devices Low cost Asian factories Broad sensor product line Strong lighting technologies for digital markets (cameras, projectors) .... address markets needs

Innovative amorphous silicon panels ... .... provide enhanced diagnostic capabilities 2001 2002E 2003E Application Radiography Cardiac Angio 2000 aSi Application Roadmap Other Applications 3rd Qtr 4th Qtr East 3 90 20.4 West 17 34.6 31.6 North 22 45 43.9 40 50 aSi Revenues ($M) 1999 $3 $17 $28 $45 $58 2000 2001 2002E 2003E Provides diagnostic capabilities superior to those offered by film Long-term, exclusive contract with GE Cancer treatment Nondestructive testing

.... improved cost structure and stabilized revenue stream Optoelectronics initiatives ... Discontinued Telecom Components Divesting Entertainment Lighting 10% census reduction since Q2 2001 Asian manufacturing content currently 50% vs. 30% in 1999 Production shipment of angiography aSi panels

Company Overview: Fluid Sciences

.... stable contracted revenue Fluid Sciences provides ... Leading provider of sealing and fluid containment products and services Most major aircraft and turbine engine manufacturers use PKI products Provide components and sub-assembly integration and processing services to semiconductor manufacturers Static and dynamic seals that reduce emissions for power generation platforms Fluid 02 revenues Aerospace 56 Semiconductors 30 Fluid Testing / Power Generation 14 Fluid Testing / Power Generation Semiconductors Aerospace Revenues by End Markets Semiconductor Power Generation Aerospace 2002E Revenues - $188 million

Partnering supplier Proven track record in product transfer Global manufacturing & customer support Selected as one of AMAT's top 25 growth suppliers Proven track record in product development Global manufacturing & customer support World leader in solutions for critical sealing applications Product reliability track record in aerospace Able to adapt aerospace technologies for new market Fluid Sciences positioned to grow ... PC demand; communication technologies Increased electronic content in products GDP growth = Air travel growth Airline PMA initiatives; Military spares New programs (A380; JSF; Sovereign) Clean air and water legislation Power needs for emerging economies Deregulation Improved equipment productivity (300mm) Cyclicality driving more flexible business model = Outsourcing Global support Cost-Productivity improvement Fewer suppliers with more capabilities Global support Emissions containment Improved field reliability New technology needs Aerospace Semicon Power Gen Growth Drivers Our Position Customer Requirements .... by advancing in value chain

.... component producer to systems and solutions provider Fluid Sciences is transforming from ... Advanced Design, Molding and Manufacturing Hydrostatics and Hydrodynamics Ultra high vacuum sealing Extreme temperatures Heat transfer analysis Sealing Components Belfab bellows Centurion mechanical Centurion brush PSI static Best Cost Manufacturing Continuous improvement culture Six Sigma Consolidated supply base Higher Value Added Solutions

Financial Overview

Historically strong performance ... PF Sales Operating Profit Margin EBITDA Operating Profit EBITDA Margin 1999PF 1506 0.105 195 158 0.13 2000PF 1625 0.144 283 233 0.174 2001PF 1599 0.159 301 254.5 0.18824 2002E 1492.8 0.071 153.5 106.2 0.103 ($ in Millions) .... affected by soft end markets

2002 EBITDA ... Legend Text 2001 PF 1598.9 Volume 1512.1 85.4 Price 1512.1 27.7 FX 1491.3 6.9 Estimated 2002 1492.8 Pro Forma Revenue Bridge ($ in Millions) Pro Forma EBITDA Bridge ($ in Millions) .... impacted by a variety of factors Legend Text 2001 PF 300.8 Volume 258.9 41.9 Price 231.2 27.7 Mix 203.3 27.9 FX 204.1 2 Inflation 173.9 30.2 Net Productivity 211.8 37.9 Unabsorbed Costs 181.7 30.1 One Time Costs/Benefits in 2001 165.6 16.1 One Time Costs/Benefits in 2002 152.5 13.1 Depreciation 152.5 3 Proj. 2002 152.5 Productivity

Quarterly results improving ... Q1 2001 Q2 2001 Q3 2001 Q4 2001 Q1 2002 Q2 2002 Q3 2002 Q4E 2002 East 0.07 0.05 -0.05 -0.07 -0.13 -0.08 -0.05 -0.03 Q1 2001 Q2 2001 Q3 2001 Q4 2001 Q1 2002 Q2 2002 Q3 2002 Q4E 2002 East 0.177 0.189 0.207 0.181 0.09 0.09 0.095 0.132 Organic Revenue YOY (a) EBITDA Margins .... through stabilizing end markets and cost actions (a) Adjusted for acquisitions, divestitures and foreign exchange.

.... driven by operational discipline and focus ($ in Millions) Significant improvements in cash flow ... Debt Outstanding Q2 2002 - $628M Q3 2002 - $562M Cash 143 97 2005 Notes 115 115 2020 Convert 491 404 $100MM Revolver 100 73 Other 65 67 Cash Flow

Consolidate supply base via commodity teams Continue shift to Asian manufacturing and sourcing Facility rationalization/capacity reduction Consolidation of Life Sciences and Analytical Instruments with estimated annual cost savings of $30-45 million targeted by 2004 Regional consolidation of transactional functions across business units Reduce go-to-market costs for periodic buyers Facility rationalization Cost actions designed to deliver ... .... earnings growth in soft operating environment Cost of Sales SG&A Materials Labor Overhead R&D SG&A East 417 189 219 90 402 Materials Overhead R&D SG&A Labor Cost of Sales $825 Materials Labor Overhead R&D SG&A East 424 187 224 88 416 Materials Overhead R&D SG&A Labor Cost of Sales $835 2002E 2003F ($ in Millions)

.... conservative revenues and cost productivity 2002 full-year estimates and 2003 guidance ...

Significant revenue opportunities ... Revenue stabilized Good progress on cost initiatives Excellent improvement on working capital Continue to pursue further deleveraging strategies Revisit Fluid Sciences divestiture when M&A and semiconductor and aerospace industries recover Review dividend policy .... strengthening balance sheet and cash flow

(a) Total commitment of $100.0 million. (b) $230 million if the EG&G Notes are not refinanced. Expected Sources and Uses at December 26, 2002 ($ in Millions) .... extends maturities and enhances financial flexibility Proposed refinancing ...

Transaction creates ... .... moderate total leverage profile (a) EBITDA represents the point of market guidance of $185-200 million. ($ in Millions)

.... create a solid credit profile PerkinElmer's key strengths ... Broad portfolio of products and end markets ... increasingly focused on health sciences applications Fourth largest provider of essential tools for life and analytical sciences .... Comprehensive worldwide sales and service organization .... Installed base of 127,000 instruments Significant ongoing opportunity for substantial cost productivity Experienced management team

Questions and Answers

Appendix

Business units' operating performance ... .... impacted by low volume and investments ($ in Millions)

Working capital improvement initiatives Dedicated Resources / Technology Education/Training Expanded Metrics Six Sigma Tools - Admin Processes 50% of Bonus Working capital focus ... .... provides a major source of cash flow $56M Cash Flow Source C3 12/31/01 09/29/02 Receivables 319 295 Inventory 245 222 Payables 129 138 +$24 million +$23 million +$9 million ($ in Millions) Cash Cycle Compression

Acquisitions and divestitures ... .... pro forma build-up

$225 Million Senior Subordinated Notes due 2012

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERKINELMER, INC.

Date: December 4, 2002	By:	/s/ Robert F. Friel

Robert F. Friel Senior Vice President and Chief Financial Officer